UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026
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Cushman & Wakefield Ltd.
(Exact name of registrant as specified in its charter)
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Bermuda	001-38611	98-1896559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Clarendon House, 2 Church Street
Hamilton HM 11, Bermuda
(Address of principal executive offices) (Zip Code)

+1 441 295 1422
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	CWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 5, 2026, Cushman & Wakefield Ltd. (the “Company”) issued a press release reporting its financial results for the second quarter of 2026. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.
The Company’s Second Quarter 2026 Earnings Conference Call will be held today, August 5, 2026, at 9:00 a.m. Eastern Time. A webcast, along with an associated slide presentation, will be accessible through the Investor Relations section of the Company’s website at https://ir.cushmanwakefield.com.
The direct dial-in number for the conference call is 1-833-821-5374 for U.S. callers and 1-412-652-1260 for international callers. An audio replay of the call will be available approximately two hours after the conference call by accessing the Company’s Investor Relations website at https://ir.cushmanwakefield.com. A transcript of the call will also be available on the Company’s Investor Relations website at https://ir.cushmanwakefield.com.

Item 8.01 Other Events.
On August 4, 2026, Cushman & Wakefield U.S. Borrower, LLC (the “Issuer”), a wholly-owned subsidiary of the Company, completed the partial redemption (the “Partial Redemption”) of $50 million of the aggregate principal amount of the Issuer’s outstanding 6.750% Senior Secured Notes due May 2028 (CUSIP 23166MAA1; U1272MAA5) (the “2028 Notes”). Following the Partial Redemption, $150 million aggregate principal amount of the 2028 Notes remains outstanding.
Capitalized terms used in this Item 8.01 and not otherwise defined in the Current Report on Form 8-K shall have the respective meanings ascribed to them in the Indenture governing the 2028 Notes.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1 *	Press Release of Financial Results for the Second Quarter 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSHMAN & WAKEFIELD LTD.

Date: August 5, 2026
/s/ Laurida Sayed
Laurida Sayed
Chief Accounting Officer